UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Under § 240.14a-12

GALENA BIOPHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED MAY 30, 2017

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on [•], 2017

June [•], 2017

Dear Galena Biopharma Stockholder,

You are cordially invited to attend a special meeting of Stockholders (the “Special Meeting”) of Galena Biopharma, Inc., a Delaware corporation (the “Company”), which will be held on [•], 2017, at 9:00 a.m. local time, at 2010 Crow Canyon Place, 1st Floor, San Ramon, CA 94583.

We are holding the Special Meeting for the following purposes, which are described in more detail in the accompanying proxy statement:

(1)	To ratify the filing and effectiveness of the certificate of amendment to our amended and restated certificate of incorporation (as amended) (our “Certificate of Incorporation”) filed with the Secretary of State of the State of Delaware on July 26, 2011 (the “2011 Share Increase Amendment”) and the increase in the number of shares of authorized common stock effected thereby (the “2011 Share Increase Amendment Ratification”).

(2)	To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State of the State of Delaware on June 28, 2013 (the “2013 Share Increase Amendment”) and the increase in the number of shares of authorized common stock effected thereby (the “2013 Share Increase Amendment Ratification”).

(3)	To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State of the State of Delaware on June 19, 2015 (the “2015 Share Increase Amendment”) and the increase in the number of shares of authorized common stock effected thereby (the “2015 Share Increase Amendment Ratification”).

(4)	To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 17, 2016 (the “2016 Share Increase Amendment” and, together with the 2011 Share Increase Amendment, the 2013 Share Increase Amendment and the 2015 Share Increase Amendment, the “Share Increase Amendments”) and the increase in the number of shares of authorized common stock effected thereby (the “2016 Share Increase Amendment Ratification” and, together with the 2011 Share Increase Amendment Ratification, the 2013 Share Increase Amendment Ratification, the 2015 Share Increase Amendment Ratification and the 2016 Share Increase Amendment Ratification, the “Share Increase Amendment Ratifications”).

(5)	To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State of the State of Delaware on November 2, 2016 (the “Reverse Stock Split Amendment”) and the 1-for-20 reverse stock split effected thereby (“Reverse Stock Split Amendment Ratification” and, together with the Share Increase Amendment Ratifications, the “Ratifications”).

(6)	To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the Ratifications.

Our Board of Directors recommends that you vote “FOR” each of the Ratifications. The failure to approve the Ratifications may leave us exposed to potential claims that (i) the votes on the Share Increase Amendments and the Reverse Stock Split Amendment did not receive requisite stockholder approval, (ii) the Share Increase Amendments and the Reverse Stock Split Amendments therefore were not validly adopted, and (iii) as a result, (a) the Company does not have sufficient authorized but unissued shares of Common Stock to permit future sales and issuances of common stock, including pursuant to the Debenture (as defined in the accompanying proxy statement), and outstanding warrants and stock options, (b) past issuances of common stock may not be valid, and (c) we would not be able to validate our total outstanding shares of common stock in connection with any strategic transaction that our Board of Directors may determine is advisable, including, without limitation, a sale of the Company, a business combination, merger or reverse merger, or a license or other disposition of corporate assets of the Company. Any inability to issue common stock in the future and any invalidity of past issuances of common stock could expose us to significant claims and have a material adverse effect on our liquidity, which could result in our filing for bankruptcy or an involuntary petition for bankruptcy being filed against us.

Only stockholders who held stock at the close of business on the record date, June [•], 2017, may vote at the Special Meeting, including any adjournment or postponement thereof.

As described in the proxy statement accompanying this notice, because there may be uncertainty regarding the validity or effectiveness of

•	the 2011 Share Increase Amendment, which was adopted at the Company’s July 15, 2011 annual meeting of stockholders (the “2011 Annual Meeting”),

•	the 2013 Share Increase Amendment, which was adopted at the Company’s June 28, 2013 annual meeting of stockholders (the “2013 Annual Meeting”),

•	the 2015 Share Increase Amendment, which was adopted at the Company’s June 19, 2015 annual meeting of stockholders (the “2015 Annual Meeting”),

•	the 2016 Share Increase Amendment, which was adopted at the Company’s July 14-15, 2016 annual meeting of stockholders (the “2016 Annual Meeting” and, together with the 2011 Annual Meeting, the 2013 Annual Meeting and the 2015 Annual Meeting, the “Annual Meetings”), and

•	the Reverse Stock Split Amendment, which was adopted at the Company’s October 21, 2016 special meeting of stockholders (the “2016 Special Meeting”),

the Board is submitting the Ratifications to the Company’s stockholders to eliminate such uncertainty. The Ratifications are being submitted to stockholders pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”). Under Section 204 of the DGCL, stockholders of record as of May 23, 2011 (the record date for the 2011 Annual Meeting), April 29, 2013 (the record date for the 2013 Annual Meeting), April 29, 2015 (the record date for the 2015 Annual Meeting), May 16, 2016 (the record date for the 2016 Annual Meeting) and September 9, 2016 (the record date for the 2016 Special Meeting), other than holders whose identities or addresses cannot be determined from our records, are being given notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on any matter presented at the Special Meeting unless they were also holders of Common Stock as the Record Date.

As further described in the proxy statement, there may be uncertainty with respect to the validity or effectiveness of the Share Increase Amendments adopted at the Company’s Annual Meetings and the Reverse Stock Split Amendment adopted at the 2016 Special Meeting, as, with respect to the Annual Meetings and the 2016 Special Meeting, certain shares of common stock held through brokers/nominees and with respect to which the beneficial owner had not provided the broker/nominee with voting instructions, were voted by the broker/nominee in favor of the approval of the Share Increase Amendments and the Reverse Stock Split Amendment in accordance with the rules of the New York Stock Exchange that govern how brokers may cast such votes. Certain statements made in the Company’s definitive proxy statements for the Annual Meetings and the 2016 Special Meeting were inconsistent with this approach. In particular, the Company’s definitive proxy statements for the Annual Meetings and the 2016 Special Meeting stated that brokers/nominees would not have discretionary voting authority on the Share Increase Amendments and the Reverse Stock Split Amendment. In addition, the Reverse Stock Split Amendment differed from the form of amendment to our Certificate of Incorporation to effect the reverse stock split as set forth in our proxy statement for the 2016 Annual Meeting. Our Board of Directors has approved the Ratifications pursuant to Section 204 of the DGCL.

This notice and the attached proxy statement constitute the notice required to be given to our stockholders under Section 204 of the DGCL in connection with the Ratifications. Under Sections 204 and 205 of the DGCL, when a matter is submitted for ratification at a stockholder meeting, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the time a certificate of validation is filed with the Secretary of State of the State of Delaware and becomes effective. The Company expects to file a certificate of validation for each of the Ratifications that are approved by our stockholders promptly after the adjournment of the Special Meeting, and any claim that the filing and effectiveness of the Share

Increase Amendments and/or the Reverse Stock Split Amendment are void or voidable due to the failure to receive the requisite stockholder approval at the Annual Meetings or the 2016 Special Meeting, as applicable, or that the Delaware Court of Chancery should declare, in its discretion, that the Share Increase Amendments and/or the Reverse Stock Split Amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the time a certificate of validation is filed with the Secretary of State of the State of Delaware and becomes effective in accordance with the DGCL.

Your vote at the Special Meeting is important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by Internet, telephone or mail as described in the accompanying Proxy Statement.

On behalf of our entire Board of Directors, we thank you for your continued support.

Sincerely,

Stephen F. Ghiglieri

Interim Chief Executive Officer & Chief Financial Officer

GALENA BIOPHARMA, INC.

2000 Crow Canyon Place, Suite 380

San Ramon, CA 94583

(925) 498-7709

PROXY STATEMENT

For the Special Meeting of Stockholders

To Be Held On [•], 2017

This proxy statement (this “Proxy Statement”) and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors (our “Board”) of Galena Biopharma, Inc. (“we” “us” “our” the “Company” or “Galena”) for use at the 2017 Special Meeting of Stockholders (the “Special Meeting”) and any adjournment or postponement thereof. The Special Meeting will be held on [•], 2017, at 9:00 a.m. local time, at 2010 Crow Canyon Place, 1st Floor, San Ramon, CA 94583. Your proxies will be voted in accordance with your instructions. If no choice is specified, the proxies will be voted as recommended by our Board of Directors (our “Board”).

This Proxy Statement will be provided electronically, if elected, or otherwise is being mailed on or about [•], 2017 to stockholders of record at the close of business on [•], 2017 (the “Record Date”) as well as the other persons entitled to receive the Notice under Section 204 of the Delaware General Corporation Law (the “DGCL”).

QUESTIONS AND ANSWERS ABOUT THE 2017 SPECIAL MEETING OF STOCKHOLDERS

What is the purpose of the Special Meeting?

We are holding the Special Meeting for the following purposes, which are described in more detail below in this Proxy Statement:

(1)	To ratify the filing and effectiveness of the certificate of amendment to our amended and restated certificate of incorporation (as amended) (our “Certificate of Incorporation”) filed with the Secretary of State of the State of Delaware on July 26, 2011 (the “2011 Share Increase Amendment”) and the increase in the number of shares of authorized common stock effected thereby (the “2011 Share Increase Amendment Ratification”).

(2)	To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State of the State of Delaware on June 28, 2013 (the “2013 Share Increase Amendment”) and the increase in the number of shares of authorized common stock effected thereby (the “2013 Share Increase Amendment Ratification”).

(3)	To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State of the State of Delaware on June 19, 2015 (the “2015 Share Increase Amendment”) and the increase in the number of shares of authorized common stock effected thereby (the “2015 Share Increase Amendment Ratification”).

(4)	To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 17, 2016 (the “2016 Share Increase Amendment” and, together with the 2011 Share Increase Amendment, the 2013 Share Increase Amendment and the 2015 Share Increase Amendment, the “Share Increase Amendments”) and the increase in the number of shares of authorized common stock effected thereby (the “2016 Share Increase Amendment Ratification” and, together with the 2011 Share Increase Amendment Ratification, the 2013 Share Increase Amendment Ratification, the 2015 Share Increase Amendment Ratification and the 2016 Share Increase Amendment Ratification, the “Share Increase Amendment Ratifications”).

(5)	To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State of the State of Delaware on November 2, 2016 (the “Reverse Stock Split Amendment”) and the 1-for-20 reverse stock split effected thereby (“Reverse Stock Split Amendment Ratification” and, together with the Share Increase Amendment Ratifications, the “Ratifications”).

(6)	To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the Ratifications (the “Adjournment Proposal”);

Because there may be uncertainty regarding the validity or effectiveness of

•	the 2011 Share Increase Amendment, which was adopted at the Company’s July 15, 2011 annual meeting of stockholders (the “2011 Annual Meeting”),

•	the 2013 Share Increase Amendment, which was adopted at the Company’s June 28, 2013 annual meeting of stockholders (the “2013 Annual Meeting”),

•	the 2015 Share Increase Amendment, which was adopted at the Company’s June 19, 2015 annual meeting of stockholders (the “2015 Annual Meeting”),

•	the 2016 Share Increase Amendment, which was adopted at the Company’s July 14-15, 2016 annual meeting of stockholders (the “2016 Annual Meeting” and, together with the 2011 Annual Meeting, the 2013 Annual Meeting and the 2015 Annual Meeting, the “Annual Meetings”), and

•	the Reverse Stock Split Amendment, which was adopted at the Company’s October 21, 2016 special meeting of stockholders (the “2016 Special Meeting”),

the Board is submitting the Ratifications to the Company’s stockholders to eliminate such uncertainty. The Ratifications are being submitted to stockholders pursuant to Section 204 of the DGCL. Under Section 204 of the DGCL, stockholders of record as of May 23, 2011 (the record date for the 2011 Annual Meeting), April 29, 2013 (the record date for the 2013 Annual Meeting), April 29, 2015 (the record date for the 2015 Annual Meeting), May 16, 2016 (the record date for the 2016 Annual Meeting) and September 9, 2016 (the record date for the 2016 Special Meeting), other than holders whose identities or addresses cannot be determined from our records, are being given notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on any matter presented at the Special Meeting unless they were also holders of our common stock, $0.0001 par value per share (“Common Stock”) as of June [•], 2017, the record date for the Special Meeting. For further information, see proposals 1 through 5.

What is a proxy?

A proxy is a legal designation of another person to vote the stock you own. That other person is called a proxy. The written document by which you designate someone as your proxy is also called a proxy. You may also designate a proxy by telephone or over the Internet. By completing, signing and returning the accompanying proxy card or submitting a proxy as a record holder by telephone or over the Internet, you are designating Stephen F. Ghiglieri, our Interim CEO, or Thomas J. Knapp, our Interim General Counsel and Corporate Secretary, as your proxies for the Special Meeting and you are authorizing either Mr. Knapp or Mr. Ghiglieri to vote your shares at the Special Meeting as you have instructed him on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, we urge you to return the accompanying proxy card, or vote in one of the other ways described below under “How can I vote my shares without attending the Special Meeting?” so that your vote will be counted if you later decide not to attend the Special Meeting or are unable to attend.

What is a Proxy Statement?

A proxy statement is a document that we are required to give you pursuant to Securities and Exchange Commission (“SEC”) regulations when we ask you to designate Mr. Knapp and Mr. Ghiglieri as your proxies to vote on your behalf.

What is in this Proxy Statement?

This Proxy Statement describes the proposals on which we would like you, as a stockholder, to vote at the Special Meeting. It gives you information on the proposals, as well as other information about us, so that you can make an informed decision whether or how to vote your stock.

Who is entitled to vote at the Special Meeting?

Only stockholders of record at the close of business on June [•], 2017, the Record Date for the Special Meeting, are entitled to vote at, the Special Meeting or any adjournment or postponement thereof.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the stockholder of record. As summarized below, there are some important distinctions between shares held of record and those owned beneficially.

•	Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to these shares. As the stockholder of record, you have the right to these shares to grant your voting proxy directly to us or to vote in person at the Special Meeting.

•	Beneficial Owner: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner of these shares, you have the right to direct your broker or nominee on how to vote these shares and are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has provided voting instructions for you to use. If you wish to attend the Special Meeting and vote in person shares held in street name, please contact your broker or nominee so that you can receive a proxy to present at the Special Meeting.

What constitutes a quorum?

Our bylaws provide that the presence, in person or by proxy, at the Special Meeting of the holders of a majority of outstanding shares of our Common Stock will constitute a quorum for the transaction of business. On the Record Date, there were [•], shares of our Common Stock issued and outstanding and entitled to vote.

For the purpose of determining the presence of a quorum, proxies marked “abstain” will be counted as present. Shares represented by proxies that include so-called broker non-votes, also will be counted as shares present for purposes of establishing a quorum.

What are the voting rights of the holders of Galena Common Stock?

Each share of our Common Stock entitles the holder to one vote on all matters to come before the Special Meeting. As to each of the Ratifications, you may vote “FOR,” “AGAINST,” or “ABSTAIN”.

What are Abstentions?

An “ABSTENTION” occurs when a stockholder sends in a proxy marked “ABSTAIN” regarding a particular proposal. For purposes of establishing a quorum, shares that the holders abstain from voting in person and shares covered by proxies received but marked “ABSTAIN” as to any or all proposals count as present at the Special Meeting.

Abstentions will have the same effect as a vote:

•	“AGAINST” the 2011 Share Increase Amendment Ratification;

•	“AGAINST” the 2013 Share Increase Amendment Ratification;

•	“AGAINST” the 2015 Share Increase Amendment Ratification;

•	“AGAINST” the 2016 Share Increase Amendment Ratification;

•	“AGAINST” the Reverse Stock Split Amendment Ratification; and

•	“AGAINST” the Adjournment Proposal.

What are “broker non-votes” and what is their effect on the voting outcome?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters, such as the Ratifications and the Adjournment Proposal, when voting instructions have not been timely received from a beneficial owner.

Broker non-votes, if any, will have the same effect as a vote:

•	“AGAINST” the 2011 Share Increase Amendment Ratification;

•	“AGAINST” the 2013 Share Increase Amendment Ratification;

•	“AGAINST” the 2015 Share Increase Amendment Ratification;

•	“AGAINST” the 2016 Share Increase Amendment Ratification;

•	“AGAINST” the Reverse Stock Split Amendment Ratification; and

•	“AGAINST” the Adjournment Proposal.

How will my shares be voted if I am a stockholder of record?

Your proxy will be voted according to your instructions. If you are a stockholder of record and do not vote via the Internet or telephone or by returning a signed proxy card, your shares will not be voted unless you attend the Special Meeting and vote your shares. If you vote via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our Board. Similarly, if you sign and submit your proxy card or voting instruction card with no instructions, your shares will be voted in accordance with the recommendations of our Board.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. Under the rules of the NYSE, the Ratifications and the Adjournment Proposal are “routine” matters. Accordingly, brokers will have such discretionary authority to vote on the Ratifications and the Adjournment Proposal and may vote “FOR” each of the Ratifications and the Adjournment Proposal.

We encourage you to provide instructions to your brokerage firm via the Internet or telephone or by returning your signed voting instruction card. This ensures that your shares will be voted at the Special Meeting with respect to all of the proposals described in this Proxy Statement.

How does the Board recommend that I vote?

The Board recommends that you vote:

•	“FOR” the 2011 Share Increase Amendment Ratification;

•	“FOR” the 2013 Share Increase Amendment Ratification;

•	“FOR” the 2015 Share Increase Amendment Ratification;

•	“FOR” the 2016 Share Increase Amendment Ratification;

•	“FOR” the Reverse Stock Split Amendment Ratification;

•	“FOR” the Adjournment Proposal.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal:

Proposal Number	Proposal Description	Vote Required for Approval
1	2011 Share Increase Amendment Ratification	“For” votes from the holders of a majority of shares of our Common Stock outstanding as of the Record Date

2	2013 Share Increase Amendment Ratification	“For” votes from the holders of a majority of shares of our Common Stock outstanding as of the Record Date

3	2015 Share Increase Amendment Ratification	“For” votes from the holders of a majority of shares of our Common Stock outstanding as of the Record Date

4	2016 Share Increase Amendment Ratification	“For” votes from the holders of a majority of shares of our Common Stock outstanding as of the Record Date

5	Reverse Stock Split Amendment Ratification	“For” votes from the holders of a majority of shares of our Common Stock outstanding as of the Record Date

6	Adjournment Proposal	“For” votes from the holders of a majority of shares of our Common Stock present or represented at the Special Meeting and entitled to vote

How can I attend the Special Meeting?

You may attend the Special Meeting if you are listed as a stockholder as of the Record Date and bring proof of your identity. If you hold your shares in “street name” through a broker or other nominee, you will need to provide proof of your identity and proof that you are the beneficial owner of the shares by bringing either a copy of a brokerage statement showing your share ownership as of the Record Date, or a proxy from broker or other nominee if you wish to vote your shares in person at the Special Meeting.

How can I vote my shares in person at the Special Meeting?

Shares held directly in your name as the stockholder of record may be voted in person at the Special Meeting. If you choose to do so, please bring proof of your identity to the Special Meeting. Shares held in “street name” beneficially owned may be voted by you if you receive and present at the Special Meeting a proxy from your broker or other nominee, together with proof of your identity. Even if you plan to attend the Special Meeting, we urge you to vote in one of the ways described below so that your vote will be counted if you later decide not to attend the Special Meeting or are unable to attend. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you change your proxy instructions as described below under “—Can I change my vote or revoke my proxy?”

How can I vote my shares without attending the Special Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Special Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below and the instructions included on your proxy card or, for shares held in street name, the voting instruction card provided by your broker or other nominee.

•	By Internet: If you have Internet access, you may submit your proxy from any location in the world by following the Internet voting instructions on the proxy card or voting instruction card sent to you.

•	By Telephone: You may submit your proxy by following the telephone voting instructions on the proxy card or voting instruction card sent to you.

•	By Mail: You may do this by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided to you by your broker or other nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States.

Can I change my vote or revoke my proxy?

You may change your proxy instructions at any time prior to the vote at the Special Meeting. For shares held directly as the stockholder of record, you may accomplish this by granting another proxy that is properly signed and bears a later date, by sending a properly signed written notice to our Corporate Secretary or by attending the Special Meeting and voting in person. Subject to the terms and conditions set forth in this Proxy Statement, all proxies received by us will be effective, notwithstanding any transfer of the shares to which those proxies relate, unless prior to the closing of the polls at the Special Meeting, we receive a written notice of revocation signed by the person who, as of the Record Date, was the registered holder of those shares. The notice of revocation must indicate the certificate number and numbers of shares to which the revocation relates and the aggregate number of shares represented by the certificate(s). All written notices should be addressed as follows: Galena Biopharma, Inc., 2000 Crow Canyon Place, Suite 380, San Ramon, California 94583, Attention: Corporate Secretary.

To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you change your proxy instructions as described above.

For shares held beneficially by you in “street name”, you may change your vote by submitting new voting instructions to your broker or other nominee in accordance with the procedures established by it. Please contact your broker or other nominee and follow its directions to change your vote.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees and MacKenzie Partners, Inc. may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, but we will pay MacKenzie Partners, Inc. a fee of approximately $8,500 plus reimbursement of certain specified out-of-pocket expenses and flat fees of $5.00 per completed proxy solicitation call and $5.00 per telephone vote. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at our transfer agent or with your broker, bank or other nominee. Please complete, sign and return all proxy cards to ensure that all your shares are voted. Unless you need multiple accounts for specific purposes, it may be less confusing if you consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed to third parties except as may be necessary to meet legal requirements.

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We expect to publish final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Special Meeting.

If I am a stockholder of record, how do I consent to receive my Special Meeting materials electronically?

Stockholders of record that choose to vote their shares via the Internet will be asked to choose a delivery preference prior to voting their shares. After entering the access information requested by the electronic voting site, click “Login” and then respond as to whether you would like to receive proxy material via electronic delivery. If you would like to receive future proxy materials electronically, which we urge you to do, click the applicable button, enter and verify your current email address and then click “Continue.” Stockholders of record with multiple Galena accounts will need to consent to electronic delivery for each account separately.

PROPOSAL 1: 2011 SHARE INCREASE AMENDMENT RATIFICATION

Our Board has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the filing and effectiveness of the 2011 Share Increase Amendment filed with the Secretary of State of the State of Delaware on July 26, 2011, which effected an increase the number of authorized shares of Common Stock by 75,000,000, from 50,000,000 shares to 125,000,000 shares. This ratification shall be retroactive to the effectiveness of the filing of the 2011 Share Increase Amendment with the Secretary of State of the State of Delaware. All share numbers in this proposal do not take into account the Reverse Stock Split Amendment.

Background

As described in the definitive proxy statement relating to the 2011 Annual Meeting, which was filed with the SEC on May 31, 2011 (the “2011 Annual Meeting Proxy Statement”):

•	In order to facilitate an underwritten public offering in April 2011 (the “April 2011 Financing”), we issued to some of the investors warrants to purchase an aggregate of 3,450,000 shares of our common stock on the same terms as the warrants sold in the offering in exchange for the investors’ warrants to purchase the same number of shares that were acquired by them in our March 4, 2011 underwritten public offering. In addition, some of our then directors and executive officers agreed to an amendment of outstanding options held by them to purchase a total of 3,498,256 shares of Common Stock to suspend the exercisability of their options until such time as we had sufficient authorized shares to permit the exercise or conversion, in full, of all then-outstanding warrants, stock options, and any other securities convertible into shares of Common Stock.

•	As of May 23, 2011, record date for the 2011 Annual Meeting, we had outstanding 41,919,518 shares of Common Stock (excluding 675,000 treasury shares) and warrants and options (excluding the warrants sold or exchanged in our April 2011 Financing and the options held by our directors and executive officers as described above) to purchase a total of 7,337,367 shares of common stock. As a result, we had no shares (other than some treasury shares) available to be reserved for issuance pursuant to the exercise of the warrants issued and exchanged in our April 2011 Financing or the options held by our directors and executive officers as described above, or any shares available for issuance for any other corporate purpose.

•	In connection with the April 2011 Financing, we agreed to hold a stockholders meeting no later than July 31, 2011 to seek stockholder approval to increase the authorized number of shares of our common stock to 100,000,000 shares. Our Board subsequently adopted the amendment to our Amended and Restated Certificate of Incorporation to increase our authorized shares of Common Stock to 125,000,000. We also agreed in connection with the April 2011 Financing that, if we did not increase the authorized number of shares of our Common Stock by April 16, 2012, we would pay liquidated damages in the aggregate amount of $2,500,000.

•	Our Board believed it was in our best interests and the best interests of our stockholders to increase our authorized shares of Common stock to permit the exercise of the warrants sold in the April 2011 Financing and the exercise of the outstanding stock options held by our directors and executive officers described above, as well as to avoid paying liquidated damages as described above. Our Board also believed it was important for us as a general matter to have additional authorized shares available for use as our Board deemed appropriate or necessary. For example, such shares may have been needed in connection with acquiring another company or its business or assets, establishing a strategic relationship with a corporate partner or raising additional capital. The Company did not have any agreement, arrangement, plan or understanding, however, with respect to any such use of shares of Common Stock as of the date of the 2011 Annual Meeting Proxy Statement.

At the 2011 Annual Meeting, our inspector of elections determined that the proposal to approve the 2011 Share Increase Amendment received the requisite stockholder approval and certified that the proposal passed. As part of this determination, votes cast by nominees/brokers in favor of the 2011 Share Increase Amendment without instruction from the beneficial owners of certain of our outstanding shares were counted in favor of the 2011 Share Increase Amendment in accordance with the rules of the NYSE that govern how brokers may cast such votes. Certain statements made in the 2011 Annual Meeting Proxy Statement were inconsistent with this approach. In particular, the 2011 Annual Meeting Proxy Statement stated that nominees/brokers would not have discretionary voting authority with respect to the 2011 Share Increase Amendment (i.e., they would not be permitted to vote on the 2011 Share Increase Amendment without instruction from the beneficial owners of those shares).

We filed the 2011 Share Increase Amendment with the Secretary of State of the State of Delaware on July 26, 2011 and it became effective on the same date.

A question has been raised regarding the validity of the vote due to the disclosures in the 2011 Annual Meeting Proxy Statement regarding the authority of brokers/nominees to vote on the 2011 Share Increase Amendment without instruction and the fact that the stockholders’ votes in favor of the 2011 Share Increase Amendment were not tabulated in accordance with such disclosure.

Our Board, in consultation with counsel, has determined that the description in the 2011 Annual Meeting Proxy Statement of the lack of authority of brokers/nominees to vote on the 2011 Share Increase Amendment without instruction may create some uncertainty as to the effect of the vote obtained at the 2011 Annual Meeting. As a result, our Board has determined that it is in the best interests of the Company and our stockholders to ratify the filing and effectiveness of the 2011 Share Increase Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to the effectiveness of this corporate act. If the 2011 Share Increase Amendment Ratification is approved by our stockholders and becomes effective, the ratification will be retroactive to July 26, 2011, which was the date of the filing of the 2011 Share Increase Amendment with the Secretary of State of State of Delaware.

Among other consequences, the 2011 Share Increase Amendment Ratification (in conjunction with the other Ratifications) will (i) confirm that, at all times since the effectiveness of the 2011 Share Increase Amendment on July 26, 2011, the Company had sufficient authorized and unissued shares of Common Stock to permit the sales and issuances of our Common Stock that have occurred since that date and (ii) facilitate potential future transactions, including, without limitation, capital-raising transactions; exchanges of outstanding warrants; the use of Common Stock in connection with the payment of interest, redemption or conversion of the Debenture we issued to JGB Newton, Ltd. on May 10, 2016 (as subsequently amended, the “Debenture”); and strategic transactions, including, without limitation, a sale of the Company, a business combination, merger or reverse merger, or a license or other disposition of corporate assets of the Company.

Our Board Has Approved the 2011 Share Increase Amendment Ratification

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. The Company does not believe that it is clear that the filing and effectiveness of the 2011 Share Increase Amendment is invalid and ineffective. However, on May 30, 2017, our Board determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the filing and effectiveness of the 2011 Share Increase Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to their validity or effectiveness and unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the Ratifications. Our Board also recommended that our stockholders approve the 2011 Share Increase Amendment Ratification for purposes of Section 204, and directed that the 2011 Share Increase Amendment Ratification be submitted to our stockholders for approval.

The text of sections 204 and 205 of the DGCL are attached hereto as Appendix B.

Filing of a Certificate of Validation

Upon the receipt of the required vote of the stockholders to approve the 2011 Share Increase Amendment Ratification, we expect to file a certificate of validation with respect to the 2011 Share Increase Amendment with the Secretary of State of the State of Delaware (the “2011 Share Increase Amendment Certificate of Validation”). The time that the filing of the 2011 Share Increase Amendment Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL will be the validation effective time of the 2011 Share Increase Amendment Ratification within the meaning of Section 204 of the DGCL.

Retroactive Ratification of the 2011 Share Increase Amendment

Subject to the 120-day period for bringing claims discussed below, when the 2011 Share Increase Amendment Certificate of Validation becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the 2011 Share Increase Amendment is void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to the filing of the 2011 Share Increase Amendment with the Secretary of State of the State of Delaware on July 26, 2011.

Time Limitations on Legal Challenges to the Ratification of the 2011 Share Increase Amendment

If the 2011 Share Increase Amendment Ratification becomes effective, under the DGCL, any claim that (i) the 2011 Share Increase Amendment ratified pursuant to the 2011 Share Increase Amendment Ratification is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the 2011 Share Increase Amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the time that the filing of the 2011 Share Increase Amendment Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL.

The Consequences if the 2011 Share Increase Amendment Ratification is Not Approved by Our Stockholders

If the 2011 Share Increase Amendment Ratification (along with the other Ratifications) is not approved by the requisite vote of our stockholders, we will not be able to file the 2011 Share Increase Amendment Certificate of Validation with the Secretary of State of the State of Delaware and the 2011 Share Increase Amendment Ratification will not become effective in accordance with Section 204 of the DGCL. The failure to approve the 2011 Share Increase Amendment Ratification may leave us exposed to potential claims that (i) the vote on the 2011 Share Increase Amendment did not receive requisite stockholder approval, (ii) the 2011 Share Increase Amendment therefore was not validly adopted, and (iii) as a result, (a) the Company does not have sufficient authorized but unissued shares of Common Stock to permit future sales and issuances of Common Stock, including pursuant to the Debenture, and outstanding warrants and stock options, (b) past issuances of Common Stock may not be valid, and (c) we would not be able to validate our total outstanding shares of Common Stock in connection with any strategic transaction that our Board may determine is advisable, including, without limitation, a sale of the Company, a business combination, merger or reverse merger, or a license or other disposition of corporate assets of the Company. Any inability to issue Common Stock in the future and any invalidity of past issuances of Common Stock could expose us to significant claims and have a material adverse effect on our liquidity, which could result in our filing for bankruptcy or an involuntary petition for bankruptcy being filed against us.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards under granted to them under our equity incentive plans.

Vote Required; Recommendation of the Board of Directors

Approval of the 2011 Share Increase Amendment Ratification requires “For” votes from the holders of a majority of shares of our Common Stock outstanding as of the Record Date.

OUR BOARD RECOMMENDS A VOTE “FOR” THE 2011 SHARE INCREASE AMENDMENT RATIFICATION.

PROPOSAL 2: 2013 SHARE INCREASE AMENDMENT RATIFICATION

Our Board has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the filing and effectiveness of the 2013 Share Increase Amendment filed with the Secretary of State of the State of Delaware on June 28, 2013, which effected an increase in the number of authorized shares of Common Stock by 75,000,000, from 125,000,000 shares to 200,000,000 shares. This ratification shall be retroactive to the effectiveness of the filing of the 2013 Share Increase Amendment with the Secretary of State of the State of Delaware. All share numbers in this proposal do not take into account the Reverse Stock Split Amendment.

Background

As described in the definitive proxy statement relating to the 2013 Annual Meeting, which was filed with the SEC on April 29, 2013 (the “2013 Annual Meeting Proxy Statement”):

•	As of April 25, 2013, (i) 83,104,736 shares of Common Stock were outstanding (excluding treasury shares), (ii) approximately 22,478,109 shares of Common Stock were reserved for issuance under outstanding stock options and warrants, and (iii) 2,024,437 shares were reserved for future issuance under our 2007 Amended and Restated 2007 Incentive Plan (the “2007 Incentive Plan”) (excluding 4,000,000 shares that became available for issuance upon the approval of an amendment to the 2007 Incentive Plan to increase in the number of shares of Common Stock available for issuance under our 2007 Incentive Plan, which approval was obtained at the 2013 Annual Meeting). Accordingly, as of April 25, 2013, we had only approximately 17,392,718 shares of authorized but unissued and unreserved Common Stock available for issuance.

•	The purpose of the proposed increase in the number of authorized shares of Common Stock was to make such shares available for use by our Board as it deemed appropriate or necessary. For example, such shares may have been needed to raise additional capital or to make contingent milestone payments to the holders of our outstanding contingent value rights, or in connection with possible acquisitions of other companies or businesses, technologies or other assets, or strategic relationships with corporate partners. The Company did not have any agreement, arrangement, plan or understanding, however, with respect to the issuance of any such additional shares of Common Stock as of the date of the 2013 Annual Meeting Proxy Statement.

At the 2013 Annual Meeting, our inspector of elections determined that the proposal to approve the 2013 Share Increase Amendment received the requisite stockholder approval and certified that the proposal passed. As part of this determination, votes cast by nominees/brokers in favor of the 2013 Share Increase Amendment without instruction from the beneficial owners of certain of our outstanding shares were counted in favor of the 2013 Share Increase Amendment in accordance with the rules of the NYSE that govern how brokers may cast such votes. Certain statements made in the 2013 Annual Meeting Proxy Statement were inconsistent with this approach. In particular, the 2013 Annual Meeting Proxy Statement stated that nominees/brokers would not have discretionary voting authority with respect to the 2013 Share Increase Amendment (i.e., they would not be permitted to vote on the 2013 Share Increase Amendment without instruction from the beneficial owners of those shares).

We filed the 2013 Share Increase Amendment with the Secretary of State of the State of Delaware on June 28, 2013 and it became effective on the same date.

A question has been raised regarding the validity of the vote due to the disclosures in the 2013 Annual Meeting Proxy Statement regarding the authority of brokers/nominees to vote on the 2013 Share Increase Amendment without instruction and the fact that the stockholders’ votes in favor of the 2013 Share Increase Amendment were not tabulated in accordance with such disclosure.

Our Board, in consultation with counsel, has determined that the description in the 2013 Annual Meeting Proxy Statement of the lack of authority of brokers/nominees to vote on the 2013 Share Increase Amendment without instruction may create some uncertainty as to the effect of the vote obtained at the 2013 Annual Meeting. As a result, our Board has determined that it is in the best interests of the Company and our stockholders to ratify the filing and effectiveness of the 2013 Share Increase Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to the effectiveness of this corporate act.

If the 2013 Share Increase Amendment Ratification is approved by our stockholders and becomes effective, the ratification will be retroactive to June 28, 2013, which was the date of the filing of the 2013 Share Increase Amendment with the Secretary of State of State of Delaware.

Among other consequences, the 2013 Share Increase Amendment Ratification (in conjunction with the other Ratifications) will (i) confirm that, at all times since the effectiveness of the 2013 Share Increase Amendment on June 28, 2013, the Company had sufficient authorized and unissued shares of Common Stock to permit the sales and issuances of our Common Stock that have occurred since that date and (ii) facilitate potential future transactions, including, without limitation, capital-raising transactions; exchanges of outstanding warrants; the use of Common Stock in connection with the payment of interest, redemption or conversion of the Debenture; and strategic transactions, including, without limitation, a sale of the Company, a business combination, merger or reverse merger, or a license or other disposition of corporate assets of the Company.

Our Board Has Approved the 2013 Share Increase Amendment Ratification

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. The Company does not believe that it is clear that the filing and effectiveness of the 2013 Share Increase Amendment is invalid and ineffective. However, on May 30, 2017, our Board determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the filing and effectiveness of the 2013 Share Increase Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to their validity or effectiveness and unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the Ratifications. Our Board also recommended that our stockholders approve the 2013 Share Increase Amendment Ratification for purposes of Section 204, and directed that the 2013 Share Increase Amendment Ratification be submitted to our stockholders for approval.

The text of sections 204 and 205 of the DGCL are attached hereto as Appendix B.

Filing of a Certificate of Validation

Upon the receipt of the required vote of the stockholders to approve the 2013 Share Increase Amendment Ratification, we expect to file a certificate of validation with respect to the 2013 Share Increase Amendment with the Secretary of State of the State of Delaware (the “2013 Share Increase Amendment Certificate of Validation”). The time that the filing of the 2013 Share Increase Amendment Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL will be the validation effective time of the 2013 Share Increase Amendment Ratification within the meaning of Section 204 of the DGCL.

Retroactive Ratification of the 2013 Share Increase Amendment

Subject to the 120-day period for bringing claims discussed below, when the 2013 Share Increase Amendment Certificate of Validation becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the 2013 Share Increase Amendment is void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to the filing of the 2013 Share Increase Amendment with the Secretary of State of the State of Delaware on June 28, 2013.

Time Limitations on Legal Challenges to the Ratification of the 2013 Share Increase Amendment

If the 2013 Share Increase Amendment Ratification becomes effective, under the DGCL, any claim that (i) the 2013 Share Increase Amendment ratified pursuant to the 2013 Share Increase Amendment Ratification is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the 2013 Share Increase Amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the time that the filing of the 2013 Share Increase Amendment Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL.

The Consequences if the 2013 Share Increase Amendment Ratification is Not Approved by Our Stockholders

If the 2013 Share Increase Amendment Ratification (along with the other Ratifications) is not approved by the requisite vote of our stockholders, we will not be able to file the 2013 Share Increase Amendment Certificate of Validation with the Secretary of State of the State of Delaware and the 2013 Share Increase Amendment Ratification will not become effective in accordance with Section 204 of the DGCL. The failure to approve the 2013 Share Increase Amendment Ratification may leave us exposed to potential claims that (i) the vote on the 2013 Share Increase Amendment did not receive requisite stockholder approval, (ii) the 2013 Share Increase Amendment therefore was not validly adopted, and (iii) as a result, (a) the Company does not have sufficient authorized but unissued shares of Common Stock to permit future sales and issuances of Common Stock, including pursuant to the Debenture, and outstanding warrants and stock options, (b) past issuances of Common Stock may not be valid, and (c) we would not be able to validate our total outstanding shares of Common Stock in connection with any strategic transaction that our Board may determine is advisable, including, without limitation, a sale of the Company, a business combination, merger or reverse merger, or a license or other disposition of corporate assets of the Company. Any inability to issue Common Stock in the future and any invalidity of past issuances of Common Stock could expose us to significant claims and have a material adverse effect on our liquidity, which could result in our filing for bankruptcy or an involuntary petition for bankruptcy being filed against us.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards under granted to them under our equity incentive plans.

Vote Required; Recommendation of the Board of Directors

Approval of the 2013 Share Increase Amendment Ratification requires “For” votes from the holders of a majority of shares of our Common Stock outstanding as of the Record Date.

OUR BOARD RECOMMENDS A VOTE “FOR” THE 2013 SHARE INCREASE AMENDMENT RATIFICATION.

PROPOSAL 3: 2015 SHARE INCREASE AMENDMENT RATIFICATION

Our Board has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the filing and effectiveness of the 2015 Share Increase Amendment filed with the Secretary of State of the State of Delaware on June 19, 2015, which effected an increase in the number of authorized shares of Common Stock by 75,000,000, from 200,000,000 shares to 275,000,000 shares. This ratification shall be retroactive to the effectiveness of the filing of the 2015 Share Increase Amendment with the Secretary of State of the State of Delaware. All share numbers in this proposal do not take into account the Reverse Stock Split Amendment.

Background

As described in the definitive proxy statement relating to the 2015 Annual Meeting, which was filed with the SEC on April 30, 2015 (the “2015 Annual Meeting Proxy Statement”):

•	As of the April 29, 2015 record date for the 2015 Annual Meeting, 161,715,398 shares were issued and outstanding and, after taking into account shares reserved for future issuance upon the exercise of outstanding warrants and outstanding or currently authorized stock options, only approximately 3,029,000 of the 200,000,000 authorized shares remained available for issuance.

•	The additional shares that could be issued pursuant to the 2015 Share Increase Amendment could have used been in a number of ways to improve the overall value of our company:

•	We could have used the shares for potential strategic transactions, including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments, although the Company had no immediate plans to do so as of the date of the 2015 Annual Meeting Proxy Statement.

•	The shares could also have been used as part of our equity compensation program in order to attract, retain and motivate talented employees and non-employee directors.

•	Historically, we had used the issuance of shares to complement the acquisition of new assets into both its commercial and development portfolios. The shares resulting from the 2015 Share Increase Amendment could have been used for the acquisition of potential future products to add to the Company’s pipeline.

•	The shares available as a result of the 2015 Share Increase Amendment could have been used for potential future financings.

•	Our Board believed the 2015 Share Increase Amendment was advisable in order to maintain our financing and capital raising flexibility in connection with our working capital needs, and to generally maintain our flexibility in today’s competitive and fast-changing environment. Other possible business and financial uses for the additional shares of Common Stock, included, without limitation, stock splits, acquiring other companies, businesses or products in exchange for shares of Common Stock, attracting and retaining employees by the issuance of additional securities under our equity compensation plans and other transactions and corporate purposes that our Board deemed to be in our best interest. The additional authorized shares would enable the Company to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance(s) could proceed, except as provided under Delaware law or under the rules applicable to the NASDAQ Stock Market (the “NASDAQ”).

•	Other than possible issuances pursuant to our employee benefit plans, or upon exercise of our currently outstanding warrants, and possible future sales and issuances under our at-the-market issuances sales agreements with Maxim Group, LLC and MLV & Co., LLC (a subsidiary of FBR & Co.) (collectively, the “ATM Agreements”) and our purchase agreement with Lincoln Park Capital, LLC (the “LPC Purchase Agreement”), the Company had no arrangements or understandings regarding the additional shares that would be authorized pursuant to the 2015 Share Increase Amendment as of the date of the 2015 Annual Meeting Proxy Statement.

•	Future issuances of Common Stock authorized by the 2015 Share Increase Amendment may have, among other things, decreased our existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to our existing stockholders and have a negative effect on the market price of our Common Stock.

At the 2015 Annual Meeting, our inspector of elections determined that the proposal to approve the 2015 Share Increase Amendment received the requisite stockholder approval and certified that the proposal passed. As part of this determination, votes cast by nominees/brokers in favor of the 2015 Share Increase Amendment without instruction from the beneficial owners of certain of our outstanding shares were counted in favor of the 2015 Share Increase Amendment in accordance with the rules of the NYSE that govern how brokers may cast such votes. Certain statements made in the 2015 Annual Meeting Proxy Statement were inconsistent with this approach. In particular, the 2015 Annual Meeting Proxy Statement stated that nominees/brokers would not have discretionary voting authority with respect to the 2015 Share Increase Amendment (i.e., they would not be permitted to vote on the 2015 Share Increase Amendment without instruction from the beneficial owners of those shares).

We filed the 2015 Share Increase Amendment with the Secretary of State of the State of Delaware on June 19, 2015 and it became effective on the same date.

A question has been raised regarding the validity of the vote due to the disclosures in the 2015 Annual Meeting Proxy Statement regarding the authority of brokers/nominees to vote on the 2015 Share Increase Amendment without instruction and the fact that the stockholders’ votes in favor of the 2015 Share Increase Amendment were not tabulated in accordance with such disclosure.

Our Board, in consultation with counsel, has determined that the description in the 2015 Annual Meeting Proxy Statement of the lack of authority of brokers/nominees to vote on the 2015 Share Increase Amendment without instruction may create some uncertainty as to the effect of the vote obtained at the 2015 Annual Meeting. As a result, our Board has determined that it is in the best interests of the Company and our stockholders to ratify the filing and effectiveness of the 2015 Share Increase Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to the effectiveness of this corporate act. If the 2015 Share Increase Amendment Ratification is approved by our stockholders and becomes effective, the ratification will be retroactive to June 19, 2015, which was the date of the filing of the 2015 Share Increase Amendment with the Secretary of State of State of Delaware.

Among other consequences, the 2015 Share Increase Amendment Ratification (in conjunction with the other Ratifications) will (i) confirm that, at all times since the effectiveness of the 2015 Share Increase Amendment on June 19, 2015, the Company had sufficient authorized and unissued shares of Common Stock to permit the sales and issuances of our Common Stock that have occurred since that date and (ii) facilitate potential future transactions, including, without limitation, capital-raising transactions; exchanges of outstanding warrants; the use of Common Stock in connection with the payment of interest, redemption or conversion of the Debenture; and strategic transactions, including, without limitation, a sale of the Company, a business combination, merger or reverse merger, or a license or other disposition of corporate assets of the Company.

Our Board Has Approved the 2015 Share Increase Amendment Ratification

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. The Company does not believe that it is clear that the filing and effectiveness of the 2015 Share Increase Amendment is invalid and ineffective. However, on May 30, 2017, our Board determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the filing and effectiveness of the 2015 Share Increase Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to their validity or effectiveness and unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the Ratifications. Our Board also recommended that our stockholders approve the 2015 Share Increase Amendment Ratification for purposes of Section 204, and directed that the 2015 Share Increase Amendment Ratification be submitted to our stockholders for approval.

The text of sections 204 and 205 of the DGCL are attached hereto as Appendix B.

Filing of a Certificate of Validation

Upon the receipt of the required vote of the stockholders to approve the 2015 Share Increase Amendment Ratification, we expect to file a certificate of validation with respect to the 2015 Share Increase Amendment with the Secretary of State of the State of Delaware (the “2015 Share Increase Amendment Certificate of Validation”). The time that the filing of the 2015 Share Increase Amendment Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL will be the validation effective time of the 2015 Share Increase Amendment Ratification within the meaning of Section 204 of the DGCL.

Retroactive Ratification of the 2015 Share Increase Amendment

Subject to the 120-day period for bringing claims discussed below, when the 2015 Share Increase Amendment Certificate of Validation becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the 2015 Share Increase Amendment is void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to the filing of the 2015 Share Increase Amendment with the Secretary of State of the State of Delaware on June 19, 2015.

Time Limitations on Legal Challenges to the Ratification of the 2015 Share Increase Amendment

If the 2015 Share Increase Amendment Ratification becomes effective, under the DGCL, any claim that (i) the 2015 Share Increase Amendment ratified pursuant to the 2015 Share Increase Amendment Ratification is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the 2015 Share Increase Amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the time that the filing of the 2015 Share Increase Amendment Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL.

The Consequences if the 2015 Share Increase Amendment Ratification is Not Approved by Our Stockholders

If the 2015 Share Increase Amendment Ratification (along with the other Ratifications) is not approved by the requisite vote of our stockholders, we will not be able to file the 2015 Share Increase Amendment Certificate of Validation with the Secretary of State of the State of Delaware and the 2015 Share Increase Amendment Ratification will not become effective in accordance with Section 204 of the DGCL. The failure to approve the 2015 Share Increase Amendment Ratification may leave us exposed to potential claims that (i) the vote on the 2015 Share Increase Amendment did not receive requisite stockholder approval, (ii) the 2015 Share Increase Amendment therefore was not validly adopted, and (iii) as a result, (a) the Company does not have sufficient authorized but unissued shares of Common Stock to permit future sales and issuances of Common Stock, including pursuant to the Debenture, and outstanding warrants and stock options, (b) past issuances of Common Stock may not be valid, and (c) we would not be able to validate our total outstanding shares of Common Stock in connection with any strategic transaction that our Board may determine is advisable, including, without limitation, a sale of the Company, a business combination, merger or reverse merger, or a license or other disposition of corporate assets of the Company. Any inability to issue Common Stock in the future and any invalidity of past issuances of Common Stock could expose us to significant claims and have a material adverse effect on our liquidity, which could result in our filing for bankruptcy or an involuntary petition for bankruptcy being filed against us.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards under granted to them under our equity incentive plans.

Vote Required; Recommendation of the Board of Directors

Approval of the 2015 Share Increase Amendment Ratification requires “For” votes from the holders of a majority of shares of our Common Stock outstanding as of the Record Date.

OUR BOARD RECOMMENDS A VOTE “FOR” THE 2015 SHARE INCREASE AMENDMENT RATIFICATION.

PROPOSAL 4: 2016 SHARE INCREASE AMENDMENT RATIFICATION

Our Board has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the filing and effectiveness of the 2016 Share Increase Amendment filed with the Secretary of State of the State of Delaware on October 17, 2016, which effected an increase the number of authorized shares of Common Stock by 75,000,000, from 275,000,000 shares to 350,000,000 shares. This ratification shall be retroactive to the effectiveness of the filing of the 2016 Share Increase Amendment with the Secretary of State of the State of Delaware. All share numbers in this proposal do not take into account the Reverse Stock Split Amendment.

Background

As described in the definitive proxy statement relating to the 2016 Annual Meeting, which was filed with the SEC on June 3, 2016 (the “2016 Annual Meeting Proxy Statement”):

•	As of the May 16, 2016 record date for the 2016 Annual Meeting, 181,837,117 shares of Common Stock were issued and outstanding and, after taking into account shares reserved for future issuance upon the exercise of outstanding warrants and outstanding or currently authorized stock options, only approximately 34,000,000 of the 275,000,000 authorized shares remained available for issuance.

•	The additional shares that could be issued pursuant to the 2016 Share Increase Amendment could have been used in a number of ways to improve the overall value of our company:

•	We could have used the shares for potential strategic transactions, including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments, although the Company had no immediate plans to do so as of the date of the 2016 Annual Meeting Proxy Statement.

•	The shares could also have been used as part of our equity compensation program in order to attract, retain and motivate talented employees and non-employee directors.

•	Historically, we had used the issuance of shares to complement the acquisition of new assets into both its commercial and development portfolios. The shares resulting from the 2016 Share Increase Amendment could have been used for the acquisition of potential future products to add to the Company’s pipeline.

•	The shares available as a result of the 2015 Share Increase Amendment could have been used for potential future financings.

•	Our Board believed the 2016 Share Increase Amendment was advisable in order to maintain our financing and capital raising flexibility in connection with our working capital needs, and to generally maintain our flexibility in today’s competitive and fast-changing environment. Other possible business and financial uses for the additional shares of Common Stock, included, without limitation, acquiring other companies, businesses or products in exchange for shares of Common Stock, attracting and retaining employees by the issuance of additional securities under our equity compensation plans, future stock splits, and other transactions and corporate purposes that our Board deemed to be in our best interest. The additional authorized shares would enable the Company to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance(s) could proceed, except as provided under Delaware law or under the rules applicable to the NASDAQ.

•	Other than possible issuances pursuant to our employee benefit plans, or upon exercise of our currently outstanding warrants, and possible future sales and issuances under the ATM Agreements, the LPC Purchase Agreement and the Debenture, the Company had no arrangements or understandings regarding the additional shares that would be authorized pursuant to the 2016 Share Increase Amendment as of the date of the 2016 Annual Meeting Proxy Statement.

•	Future issuances of Common stock authorized by the 2016 Share Increase Amendment may have, among other things, decreased our existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to our existing stockholders and have a negative effect on the market price of our Common Stock.

At the 2016 Annual Meeting, our inspector of elections determined that the proposal to approve the 2016 Share Increase Amendment received the requisite stockholder approval and certified that the proposal passed. As part of this determination, votes cast by nominees/brokers in favor of the 2016 Share Increase Amendment without instruction from the beneficial owners of certain of our outstanding shares were counted in favor of the 2016 Share Increase Amendment in accordance with the rules of the NYSE that govern how brokers may cast such votes. Certain statements made in the 2016 Annual Meeting Proxy Statement were inconsistent with this approach. In particular, the 2016 Annual Meeting Proxy Statement stated that nominees/brokers would not have discretionary voting authority with respect to the 2016 Share Increase Amendment (i.e., they would not be permitted to vote on the 2016 Share Increase Amendment without instruction from the beneficial owners of those shares).

We filed the 2016 Share Increase Amendment with the Secretary of State of the State of Delaware on October 17, 2016 and it became effective on the same date.

On April 27, 2017, a putative shareholder class action was filed in the Chancery Court of Delaware captioned Patel vs. Galena Biopharma, Inc. et. al, CA No. 2017-0325-JTL alleging breaches of fiduciary duties by our Board regarding the voting results with respect to the 2016 Share Increase Amendment and the Reverse Stock Split Amendment at the 2016 Annual Meeting and the 2016 Special Meeting, respectively, and seeking relief under Section 225 of the DGCL (the “Patel Lawsuit”). The Company and the other defendants, former and current directors, intend to contest the Patel Lawsuit vigorously.

A question has been raised regarding the validity of the vote due to the disclosures in the 2016 Annual Meeting Proxy Statement regarding the authority of brokers/nominees to vote on the 2016 Share Increase Amendment without instruction and the fact that the stockholders’ votes in favor of the 2016 Share Increase Amendment were not tabulated in accordance with such disclosure.

Our Board, in consultation with counsel, has determined that the description in the 2016 Annual Meeting Proxy Statement of the lack of authority of brokers/nominees to vote on the 2016 Share Increase Amendment without instruction may create some uncertainty as to the effect of the vote obtained at the 2016 Annual Meeting. As a result, our Board has determined that it is in the best interests of the Company and our stockholders to ratify the filing and effectiveness of the 2016 Share Increase Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to the effectiveness of this corporate act. If the 2016 Share Increase Amendment Ratification is approved by our stockholders and becomes effective, the ratification will be retroactive to October 17, 2016, which was the date of the filing of the 2016 Share Increase Amendment with the Secretary of State of State of Delaware.

Among other consequences, the 2016 Share Increase Amendment Ratification (in conjunction with the other Ratifications) will (i) confirm that, at all times since the effectiveness of the 2016 Share Increase Amendment on October 17, 2016, the Company had sufficient authorized and unissued shares of Common Stock to permit the sales and issuances of our Common Stock that have occurred since that date and (ii) facilitate potential future transactions, including, without limitation, capital-raising transactions; exchanges of outstanding warrants; the use of Common Stock in connection with the payment of interest, redemption or conversion of the Debenture; and strategic transactions, including, without limitation, a sale of the Company, a business combination, merger or reverse merger, or a license or other disposition of corporate assets of the Company.

Our Board Has Approved the 2016 Share Increase Amendment Ratification

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. The Company does not believe that it is clear that the filing and effectiveness of the 2016 Share Increase Amendment is invalid and ineffective. However, on May 30, 2017, our Board determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the filing and effectiveness of the 2016 Share Increase Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to their validity or effectiveness and unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the Ratifications. Our Board also recommended that our stockholders approve the 2016 Share Increase Amendment Ratification for purposes of Section 204, and directed that the 2016 Share Increase Amendment Ratification be submitted to our stockholders for approval.

The text of sections 204 and 205 of the DGCL are attached hereto as Appendix B.

Filing of a Certificate of Validation

Upon the receipt of the required vote of the stockholders to approve the 2016 Share Increase Amendment Ratification, we expect to file a certificate of validation with respect to the 2016 Share Increase Amendment with the Secretary of State of the State of Delaware (the “2016 Share Increase Amendment Certificate of Validation”). The time that the filing of the 2016 Share Increase Amendment Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL will be the validation effective time of the 2016 Share Increase Amendment Ratification within the meaning of Section 204 of the DGCL.

Retroactive Ratification of the 2016 Share Increase Amendment

Subject to the 120-day period for bringing claims discussed below, when the 2016 Share Increase Amendment Certificate of Validation becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the 2016 Share Increase Amendment is void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to the filing of the 2016 Share Increase Amendment with the Secretary of State of the State of Delaware on October 17, 2016.

Time Limitations on Legal Challenges to the Ratification of the 2016 Share Increase Amendment

If the 2016 Share Increase Amendment Ratification becomes effective, under the DGCL, any claim that (i) the 2016 Share Increase Amendment ratified pursuant to the 2016 Share Increase Amendment Ratification is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the 2016 Share Increase Amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the time that the filing of the 2016 Share Increase Amendment Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL.

The Consequences if the 2016 Share Increase Amendment Ratification is Not Approved by Our Stockholders

If the 2016 Share Increase Amendment Ratification (along with the other Ratifications) is not approved by the requisite vote of our stockholders, we will not be able to file the 2016 Share Increase Amendment Certificate of Validation with the Secretary of State of the State of Delaware and the 2016 Share Increase Amendment Ratification will not become effective in accordance with Section 204 of the DGCL. The failure to approve the 2016 Share Increase Amendment Ratification may leave us exposed to potential claims that (i) the vote on the 2016 Share Increase Amendment did not receive requisite stockholder approval, (ii) the 2016 Share Increase Amendment therefore was not validly adopted, and (iii) as a result, (a) the Company does not have sufficient authorized but unissued shares of Common Stock to permit future sales and issuances of Common Stock, including pursuant to the Debenture, and outstanding warrants and stock options, (b) past issuances of Common Stock may not be valid, and (c) we would not be able to validate our total outstanding shares of Common Stock in connection with any strategic transaction that our Board may determine is advisable, including, without limitation, a sale of the Company, a business combination, merger or reverse merger, or a license or other disposition of corporate assets of the Company. Any inability to issue Common Stock in the future and any invalidity of past issuances of Common Stock could expose us to significant claims and have a material adverse effect on our liquidity, which could result in our filing for bankruptcy or an involuntary petition for bankruptcy being filed against us.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards under granted to them under our equity incentive plans.

Vote Required; Recommendation of the Board of Directors

Approval of the 2016 Share Increase Amendment Ratification requires “For” votes from the holders of a majority of shares of our Common Stock outstanding as of the Record Date.

OUR BOARD RECOMMENDS A VOTE “FOR” THE 2016 SHARE INCREASE AMENDMENT RATIFICATION.

PROPOSAL 5: REVERSE STOCK SPLIT AMENDMENT RATIFICATION

Our Board has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the filing and effectiveness of the Reverse Stock Split Amendment filed with the Secretary of State of the State of Delaware on November 2, 2016 and the 1-for-20 reverse stock split effected thereby that became effective on November 11, 2016 (the “Reverse Stock Split”). This ratification shall be retroactive to the effectiveness of filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware and the effectiveness of the Reverse Stock Split, as applicable.

Background

As described in the definitive proxy statement relating to the 2016 Special Meeting, which was filed with the SEC on September 21, 2016 (the “2016 Special Meeting Proxy Statement”):

•	At the 2016 Special Meeting, we sought stockholder approval of an amendment to our Certificate of Incorporation to effect a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-20, with the final decision of whether to proceed with the reverse stock split, the effective time of the reverse stock split, and the exact ratio of the reverse stock split to be determined by our Board, in its discretion (“Reverse Stock Split Approval”).

•	The principal reason we sought Reverse Stock Split Approval was facilitate the continued listing of our Common Stock on the NASDAQ Capital Market by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement, although as stated in the 2016 Special Meeting Proxy Statement, that there could be no assurance that the trading price of our Common Stock would be maintained at such level or that we will be able to maintain the listing of our common stock on The NASDAQ Capital Market under the ticker symbol “GALE”.

•	The Company had received written notice (the “Notification Letter”) from the NASDAQ notifying the Company that it was not in compliance with the minimum bid price requirements set forth in NASDAQ Listing Rule 5550(a)(2) for continued listing on the NASDAQ Capital Market, because the bid price of our Common Stock had closed below the minimum $1.00 per share for the 30 consecutive business days prior to the date of the Notification Letter. NASDAQ stated in the Notification Letter that, in accordance with Marketplace Rule 5810(c)(3)(A), the Company had been provided a grace period of 180 calendar days, or until February 7, 2017, in which to regain compliance with the minimum consolidated closing bid price requirement for continued listing. Compliance would be regained if our consolidated closing bid price was at or above $1.00 for at least 10 consecutive trading days anytime during the 180-day period.

•	Our Board believed that maintaining the listing of our Common Stock on the NASDAQ Capital Market was in the Company’s best interests and the best interests of our stockholders. Our Board considered the potential harm to the Company and our stockholders should NASDAQ delist our Common Stock. Delisting from NASDAQ would have significantly affected the ability of investors to trade our securities and would have likely adversely affected our ability to raise additional financing through the public or private sale of equity securities. Delisting would have also likely negatively affected the value and liquidity of our Common Stock because alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets.

•	The Company believed that the decrease in the number of shares of our outstanding Common Stock as a consequence of a reverse stock split, and the anticipated increase in the price per share, was necessary to ensure that we retained listing on the NASDAQ Capital Market as well as encouraging greater interest in our Common Stock by the financial community, business development partners and the investing public. The Company believed that effecting a reverse stock split would also help the Company attract and retain employees and other service providers, help it raise additional capital through the sale of stock in the future if needed, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them.

•	The Company believed that the low per share market price of the Common Stock impaired its marketability to and acceptance by institutional investors and other members of the investing public and created a negative impression of the Company.

•	The Company believed that the low price of the Common Stock may have may prevented or discouraged investment in its pipeline programs and that, if a reverse stock increased the per share price of the Common Stock, it might increase the Company’s ability to attract business development partners. In addition, the Company noted that, with a successful reverse stock split, in theory, it may be more successful in engaging in strategic transactions including mergers and acquisitions.

•	The Company also believed that a higher stock price could help it establish business development relationships with other companies.

•	The Company noted that, with shares trading at a higher price, it may promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility existed that liquidity may be adversely affected by the reduced number of shares which would be outstanding if a reverse stock split is effected, particularly if the price per share of the Common Stock began a declining trend after the reverse stock split was effected.

•	A reverse stock split, which increases the total number of authorized but unissued shares, would accommodate the monthly redemptions and conversion of the Debenture or exercise of the warrants.

At the 2016 Special Meeting, our inspector of elections determined that the Reverse Stock Split Approval received the requisite stockholder approval and certified that the proposal passed. As part of this determination, votes cast by nominees/brokers in favor of the Reverse Stock Split Approval without instruction from the beneficial owners of certain of our outstanding shares were counted in favor of the Reverse Stock Split Approval in accordance with the rules of the NYSE that govern how brokers may cast such votes. Certain statements made in the 2016 Special Meeting Proxy Statement were inconsistent with this approach. In particular, the 2016 Special Meeting Proxy Statement stated that nominees/brokers would not have discretionary voting authority with respect to the Reverse Stock Split Approval (i.e., they would not be permitted to vote on the Reverse Stock Split Approval without instruction from the beneficial owners of those shares).

On October 26, 2016, our Board approved the ratio of the Reverse Stock Split of the outstanding shares of our Common Stock at 1-for-20 to become effective on November 11, 2016. We subsequently filed the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware on November 2, 2016.

As noted above, the Patel Lawsuit challenges the Reverse Stock Split Amendment and the 2016 Special Meeting Proxy Statement.

A question has been raised regarding the validity of the vote due to (i) the disclosures in the 2016 Special Meeting Proxy Statement regarding the authority of brokers/nominees to vote on the Reverse Stock Split Approval without instruction and the fact that the stockholders’ votes in favor of the Reverse Stock Split Amendment were not tabulated in accordance with such disclosure and (ii) the fact that the form of certificate of amendment filed with the Delaware Secretary of State to effect the Reverse Stock Split differed from the form set forth in the 2016 Special Meeting Proxy Statement.

Our Board, in consultation with counsel, has determined that the description in the 2016 Special Meeting Proxy Statement of the lack of authority of brokers/nominees to vote on Reverse Stock Split Approval without instruction, along with the issues relating to the form of certificate of amendment filed to effect the Reverse Stock Split, may create some uncertainty as to the effect of the vote obtained on the Reverse Stock Split Approval at the 2016 Special Meeting. As a result, the Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify the filing and effectiveness of the Reverse Stock Split Amendment and the Reverse Stock Split pursuant to Section 204 of the DGCL to eliminate any uncertainty related to the effectiveness of these corporate acts. If the Reverse Stock Split Amendment Ratification is approved by the stockholders and becomes effective, the ratification will be retroactive to (i) in the case of the filing Reverse Stock Split Amendment, November 2, 2016, which was the date of the filing of the Reverse Stock Split Amendment with the Secretary of State of State of Delaware, and (ii) in the case of the Reverse Stock Split, November 11, 2016, which was the date on which the Reverse Stock Split became effective.

Among other consequences, the Reverse Stock Split Amendment Ratification (in conjunction with the other Ratifications) will (i) confirm that, at all times since the effectiveness of the Reverse Stock Split Amendment on November 11, 2016, the Company has sufficient authorized and unissued shares of Common Stock to permit the sales and issuances of our Common Stock that have occurred since that date and (ii) facilitate potential future transactions, including, without limitation, capital-raising transactions; exchanges of outstanding warrants; the use of Common Stock in connection with the payment of interest, redemption or conversion of the Debenture; and strategic transactions, including, without limitation, a sale of the Company, a business combination, merger or reverse merger, or a license or other disposition of corporate assets of the Company.

The Board Approved the Ratification of the Reverse Stock Split Amendment

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. The Company does not believe that it is clear that the filing and effectiveness of the Reverse Stock Split Amendment is invalid and ineffective. However, on May 30, 2017, our Board determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the filing and effectiveness of the Reverse Stock Split Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to their validity or effectiveness and unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the Ratifications. Our Board also recommended that our stockholders approve the Reverse Stock Split Amendment Ratification for purposes of Section 204, and directed that the Reverse Stock Split Amendment Ratification be submitted to our stockholders for approval.

The text of sections 204 and 205 of the DGCL are attached hereto as Appendix B.

Filing of a Certificate of Validation

Upon the receipt of the required vote of the stockholders to approve the Reverse Stock Split Amendment Ratification, we may file a certificate of validation with respect to the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware (the “Reverse Stock Split Amendment Certificate of Validation”). The time that the filing of the Reverse Stock Split Amendment Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL will be the validation effective time of the Reverse Stock Split Amendment Ratification within the meaning of Section 204 of the DGCL.

Retroactive Ratification of the Reverse Stock Split Amendment

Subject to the 120-day period for bringing claims discussed below, when the Reverse Stock Split Amendment Certificate of Validation becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the Reverse Stock Split Amendment is void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive (i) in the case of the filing Reverse Stock Split Amendment, to November 2, 2016, which was the date of the filing of the Reverse Stock Split Amendment with the Secretary of State of State of Delaware, and (ii) in the case of the Reverse Stock Split, to November 11, 2016, which was the date on which the Reverse Stock Split became effective.

Time Limitations on Legal Challenges to the Ratification of the Reverse Stock Split Amendment

If the Reverse Stock Split Amendment Ratification becomes effective, under the DGCL, any claim that (i) the Reverse Stock Split Amendment ratified pursuant to the Reverse Stock Split Amendment Ratification is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the Reverse Stock Split Amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the time that the filing of the Reverse Stock Split Amendment Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL.

The Consequences if the Reverse Stock Split Amendment is Not Approved by the Stockholders

If the Reverse Stock Split Amendment Ratification (along with the other Ratifications) is not approved by the requisite vote of stockholders, we will not be able to file the Reverse Stock Split Certificate of Validation with the Secretary of State of the State of Delaware and the Reverse Stock Split Amendment Ratification will not become effective in accordance with Section 204 of the DGCL. The failure to approve the Reverse Stock Split Amendment may leave us exposed to potential claims that (i) the vote on the Reverse Stock Split Approval did not receive requisite stockholder approval, (ii) the Reverse Stock Amendment therefore was not validly adopted and the Reverse Stock Split was not validly effected, and (iii) as a result, (a) the Company does not have sufficient authorized but unissued shares of Common Stock to permit future sales and issuances of Common Stock, including pursuant to the Debenture, and outstanding warrants and stock options, (b) past issuances of Common Stock may not be valid, and (c) we would not be able to validate our total outstanding shares of Common Stock in connection with any strategic transaction that our Board may determine is advisable, including, without limitation, a sale of the Company, a business combination, merger or reverse merger, or a license or other disposition of corporate assets of the Company. Any inability to issue Common Stock in the future and any invalidity of past issuances of Common Stock could expose us to significant claims and have a material adverse effect on our liquidity, which could result in our filing for bankruptcy or an involuntary petition for bankruptcy being filed against us.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards under granted under our equity incentive plan.

Vote Required; Recommendation of the Board of Directors

Approval of the Reverse Stock Split Amendment Ratification requires “For” votes from the holders of a majority of shares of our Common Stock outstanding as of the Record Date.

OUR BOARD RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT AMENDMENT RATIFICATION.

PROPOSAL 6: THE ADJOURNMENT PROPOSAL

The Company is asking its stockholders to approve the Adjournment Proposal.

Vote Required; Recommendation of the Board of Directors

Approval of the Adjournment Proposal requires “For” votes from the holders of a majority of shares of our Common Stock present or represented at the Special Meeting and entitled to vote.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership of Galena’s Common Stock

The following tables set forth information with respect to the beneficial ownership of our Common Stock as of May 30, 2017, by:

•	any person known by us to be the beneficial owner of 5% or more of our Common Stock, including any “group” as that term is defined in the Exchange Act;

•	each current director and each named executive officer identified in the “Summary Compensation Table” under “Executive Compensation” in the Company’s definitive proxy statement filed with the SEC on April 20, 2017; and

•	all of our current directors and current executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules, and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible securities that are exercisable or convertible within 60 days are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise noted, the information below is based on the number of shares of our Common Stock beneficially owned by each person or entity at May 30, 2017 and the number of shares subject to any options and warrants granted to these individuals that are exercisable within 60 days of May 30, 2017, which are indicated by footnote. The percentage ownership is based on 37,435,524 shares of Common Stock outstanding as of May 30, 2017. An asterisk (*) denotes beneficial ownership of less than 1%.

Directors and Named Executive Officers:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage
Stephen Ghiglieri (1)	11,350	*
Thomas J. Knapp (1)	15,069	*
John Burns (2)	7,217	*
Bijan Nejadnik, Ph.D. (3)	12,687	*
Mark W. Schwartz, Ph.D. (4)	23,011	*
Richard Chin, M.D. (5)	26,152	*
Irving M. Einhorn (6)	25,953	*
Stephen S. Galliker (7)	33,416	*
Sanford J. Hillsberg (8)	45,063	*
William L. Ashton (9)	27,816	*
Rudolph Nisi, M.D. (10)	30,364	*
Mary Ann Gray (11)	28,829	*
All executive officers and directors as a group — 12 persons (12)	286,927	*	%

(1)	Consists of shares of Common Stock underlying stock options.
(2)	Includes 6,672 shares of Common Stock underlying stock options.
(3)	Includes 11,250 shares of Common Stock underlying stock options.
(4)	Consists of shares of Common Stock.
(5)	Includes 15,625 shares of Common Stock underlying stock options.
(6)	Includes 15,000 shares of Common Stock underlying stock options.

(7)	Includes 20,000 shares of Common Stock underlying stock options.
(8)	Includes 22,500 shares of Common Stock underlying stock options.
(9)	Includes 15,000 shares of Common Stock underlying stock options.
(10)	Includes 15,000 shares of Common Stock underlying stock options.
(11)	Includes 15,000 shares of Common Stock underlying stock options.
(12)	Includes 162,466 shares of Common Stock underlying stock options.

Five Percent Holders

The following table sets forth information regarding the number and percentage of shares of our Common Stock held by all persons and entities known by us to beneficially own five percent or more of our outstanding Common Stock. The information regarding beneficial ownership of the persons and entities identified below is included in reliance on reports filed by the persons and entities with the SEC, except that the percentage is based upon our calculations made in reliance upon the number of shares reported to be beneficially owned by such person or entity in such report and the number of shares of our Common Stock outstanding on May 30, 2017.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage
Ayrton Capital LLC (1)	3,200,000	8.5%
CVI Investments, Inc. (2)	2,980,000	8.0%
Sabby Healthcare Master Fund, Ltd. (3)	2,523,298	6.7%

(1)	Based on information provided in a Schedule 13G filed by Ayrton Capital LLC, Waqas Khatri and Alto Opportunity Master Fund, SPC—Segregated Master Portfolio B (collectively, the “Reporting Persons”) on February 17, 2017, consists of 3,200,000 shares of Common Stock. Each of the Reporting Persons have sole voting and sole dispositive power over 1,517,587 shares of Common Stock. The principal business office of the Reporting Persons is 1180 Avenue of Americas, Suite 842, New York, NY 10036.
(2)	Based on information provided in a Schedule 13G filed by CVI Investments, Inc. and Heights Capital Management, Inc. on February 17, 2017, consists of 2,980,000 shares of Common Stock over which CVI Investments , Inc. and Heights Capital Management, Inc., the investment manager to CVI Investments, Inc., share voting and dispositive power. The principal business office of CVI Investments , Inc. is P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands. The principal business office of Heights Capital Management, Inc. is 101 California Street, Suite 3250, San Francisco, California 94111.
(3)	Based on information provided in a Schedule 13G filed by Sabby Healthcare Master Fund, Ltd., Sabby Volatility Warrant Master Fund, Ltd., Sabby Management, LLC and Hal Mintz on February 15, 2017, consists of 2,523,298 shares of Common Stock. Sabby Healthcare Master Fund, Ltd. has shared voting power and dispositive power over 1,689,965 shares of Common Stock. Sabby Volatility Warrant Master Fund, Ltd. has shared voting power and dispositive power over 833,333 shares of Common Stock. Sabby Management, LLC and Hal Mintz have shared voting power and dispositive power over 2,523,298 shares of Common Stock. The principal business offices of Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. are each c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. The principal business office of Sabby Management, LLC is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458. The principal business office of Hal Mintz is c/o Sabby Management, LLC, 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458.

FUTURE STOCKHOLDER PROPOSALS

With respect to proposals not to be included in our proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our bylaws provide that stockholders who wish to propose other business to be brought before the stockholders at the Annual Meeting must notify our Secretary by a written notice, which notice must be received at our principal executive offices not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding year’s annual meeting of stockholders. For the 2018 Annual Meeting, stockholders wishing to present proposals for consideration under these provisions of our bylaws must submit their proposals so that they are received at our principal executive offices not earlier than March 10, 2018 and not later than April 9, 2018 in order to be considered. In the event that the 2017 Annual Meeting is not held within thirty (30) days before or after such anniversary date, then such proposal shall have been delivered to or mailed and received by the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first.

Any proposal that a stockholder intends to present in accordance with Rule 14a-8 of the Exchange Act at our next Annual Meeting of Stockholders to be held in 2018 must be received by us on or before December 27, 2017. However, if date of the 2018 annual meeting is changed by more than 30 days from the date of the 2017 annual meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials for the 2018 annual meeting. Only proper proposals under Rule 14a-8 which are timely received will be included in the Proxy Statement for our 2018 annual meeting.

Proposals should be sent in writing to Galena Biopharma, Inc., 2000 Crow Canyon Place, Suite 380, San Ramon, California 94583, Attention: Corporate Secretary. A stockholder’s notice to bring any business outside of Rule 14a-8 before the 2018 Annual Meeting must set forth certain information, which is specified in our bylaws. A complete copy of our bylaws is available on our website www.galenabiopharma.com under Investors > Corporate Governance, which is not incorporated by reference.

STOCKHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Special Meeting materials addressed to those stockholders. This process, commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Because we utilize the “householding” rules for Special Meeting materials, stockholders who share the same address will receive only one copy of the Special Meeting materials, unless we receive contrary instructions from any stockholder at that address. If you prefer to receive multiple copies of the Special Meeting materials at the same address you share with other stockholders, additional copies will be provided to you promptly upon request. If you are a stockholder of record, you may obtain additional copies at the same address you share with other stockholders by calling us at (925) 498-7709 or upon written request to Galena Biopharma, Inc., Attn: Investor Relations, 2000 Crow Canyon Place, Suite 380, San Ramon, California 94583. Eligible stockholders of record receiving multiple copies of the Special Meeting materials can request householding by contacting us in the same manner. If you are a beneficial owner and hold your shares in a brokerage or custody account, you can request additional copies of the Special Meeting materials at the same address you share with other stockholders or you can request householding by notifying your broker, bank or other nominee.

OTHER MATTERS

Our management does not intend to present any other items of business and is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Special Meeting. However, if any other matters properly come before the Special Meeting, the persons named in the enclosed proxy intend to vote the shares of our Common Stock that they represent in accordance with their best judgment.

APPENDIX A—BOARD RESOLUTIONS APPROVING RATIFICATIONS

WHEREAS, on July 26, 2011, the Corporation filed with the Secretary of State of the State of Delaware (the “Secretary of State”) a certificate of amendment to the Amended and Restated Certificate of Incorporation of the Corporation (as amended, the “Charter”), which amendment (the “2011 Share Increase Amendment”), among other things, increased the total number of shares of capital stock the Corporation is authorized to issue from 55,000,000 shares to 130,000,000 shares, and increased the total number of shares of common stock, par value $0.0001 per share (“Common Stock”), the Corporation is authorized to issue from 50,000,000 shares to 125,000,000 shares;

WHEREAS, prior to the filing and effectiveness of the 2011 Share Increase Amendment, the 2011 Share Increase Amendment (i) was approved and declared advisable by the Board at a duly called and convened meeting thereof, (ii) was submitted to the stockholders for adoption thereby at the Corporation’s annual meeting of stockholders held on July 15, 2011 (the “2011 Annual Meeting”), and (iii) was adopted at the 2011 Annual Meeting by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon;

WHEREAS, on June 28, 2013, the Corporation filed with the Secretary of State a certificate of amendment to the Charter, which amendment (the “2013 Share Increase Amendment”), among other things, increased the total number of shares of capital stock the Corporation is authorized to issue from 130,000,000 shares to 205,000,000 shares, and increased the total number of shares of Common Stock the Corporation is authorized to issue from 125,000,000 shares to 200,000,000 shares;

WHEREAS, prior to the filing and effectiveness of the 2013 Share Increase Amendment, the 2013 Share Increase Amendment (i) was approved and declared advisable by the Board at a duly called and convened meeting thereof, (ii) was submitted to the stockholders for adoption thereby at the Corporation’s annual meeting of stockholders held on June 28, 2013 (the “2013 Annual Meeting”), and (iii) was adopted at the 2013 Annual Meeting by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon;

WHEREAS, on June 19, 2015, the Corporation filed with the Secretary of State a certificate of amendment to the Charter, which amendment (the “2015 Share Increase Amendment”), among other things, increased the total number of shares of capital stock the Corporation is authorized to issue from 205,000,000 shares to 280,000,000 shares, and increased the total number of shares of Common Stock the Corporation is authorized to issue from 200,000,000 shares to 275,000,000 shares;

WHEREAS, prior to the filing and effectiveness of the 2015 Share Increase Amendment, the 2015 Share Increase Amendment (i) was approved and declared advisable by the Board at a duly called and convened meeting thereof, (ii) was submitted to the stockholders for adoption thereby at the Corporation’s annual meeting of stockholders held on June 19, 2015 (the “2015 Annual Meeting”), and (iii) was adopted at the 2015 Annual Meeting by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon;

WHEREAS, on October 17, 2016, the Corporation filed with the Secretary of State a certificate of amendment to the Charter, which amendment (the “2016 Share Increase Amendment” and, collectively with the 2011 Share Increase Amendment, the 2013 Share Increase Amendment and the 2015 Share Increase Amendment, the “Share Increase Amendments”), among other things, increased the total number of shares of capital stock the Corporation is authorized to issue from 280,000,000 shares to 355,000,000 shares, and increased the total number of shares of Common Stock the Corporation is authorized to issue from 275,000,000 shares to 350,000,000 shares;

WHEREAS, prior to the filing and effectiveness of the 2016 Share Increase Amendment, the 2016 Share Increase Amendment (i) was approved and declared advisable by the Board at a duly called and convened meeting thereof, (ii) was submitted to the stockholders for adoption thereby at the Corporation’s annual meeting of stockholders held on July 14-15, 2016 (the “2016 Annual Meeting”), and (iii) was adopted at the 2016 Annual Meeting by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon;

WHEREAS, on November 2, 2016, the Corporation filed with the Secretary of State a certificate of amendment to the Charter, which amendment (the “Reverse Split Amendment”) provided, among other things, that, effective at 12:01 a.m. (Eastern Standard Time) on November 11, 2016, each 20 shares of Common Stock issued and outstanding or held by the Corporation in treasury immediately prior to such effective time would be reclassified as one fully paid and nonassessable share of Common Stock;

WHEREAS, prior to the filing and effectiveness of the Reverse Split Amendment, subject to the matters set forth herein, the Reverse Split Amendment (i) was approved and declared advisable by the Board at a duly called and convened meeting thereof, (ii) was submitted to the stockholders for adoption thereby at the Corporation’s special meeting of stockholders convened on October 21, 2016 (the “2016 Special Meeting”), and (iii) was adopted at the 2016 Special Meeting by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon;

WHEREAS, the validity of the filing and effectiveness of the 2016 Share Increase Amendment and the Reverse Split Amendment has been challenged in a purported class action due to statements in the proxy statement for each of the 2016 Annual Meeting and the 2016 Special Meeting with respect to the authority of brokers to vote shares held in “street name” on the proposal to approve the 2016 Share Increase Amendment and the Reverse Split Amendment without instructions from the beneficial owner of such shares and the treatment of any “broker non-votes”;

WHEREAS, the disclosure in the proxy statement for each of the 2011 Annual Meeting, 2013 Annual Meeting, and 2015 Annual Meeting with respect to the authority of brokers to vote shares held in “street name” on the proposal to approve the 2011 Share Increase Amendment, 2013 Share Increase Amendment and 2015 Share Increase Amendment was consistent in all relevant respects with the related disclosure in the proxy statement for the 2016 Annual Meeting;

WHEREAS, the validity of the filing and effectiveness of the Reverse Split Amendment has been challenged in a purported class action due to the fact that the Reverse Split Amendment filed with the Secretary of State differed from the form of amendment to the Charter set forth in the proxy statement for the 2016 Special Meeting;

WHEREAS, in light of the foregoing, the Board has determined that the filing and effectiveness of each Share Increase Amendment and the Reverse Split Amendment may constitute a defective corporate act (as defined in Section 204(h) of the General Corporation Law) and that it is advisable and in the best interests of the Corporation and its stockholders to ratify the filing and effectiveness of each Share Increase Amendment and the Reverse Split Amendment pursuant to and in accordance with Section 204 of the General Corporation Law; and

WHEREAS, any claim that any defective corporate acts referenced herein being ratified under Section 204 of the General Corporation Law is void or voidable due to the failure(s) of authorization, or that the Delaware Court of Chancery should declare in its discretion that the ratification thereof in accordance with Section 204 of the General Corporation Law not be effective or be effective only on certain conditions, must be brought within the later of 120 days from the relevant validation effective time (which (x) in the case of the ratification of the filing and effectiveness of each Share Increase Amendment shall be date on which the Certificate of Validation in respect of such Share Increase Amendment is filed with the Secretary of State and becomes effective in accordance with the General Corporation Law and (y) in the case of the ratification of the filing and effectiveness of the Reverse Split Amendment shall be date on which the Certificate of Validation in respect of the Reverse Split Amendment is filed with the Secretary of State and becomes effective in accordance with the General Corporation Law).

NOW, THEREFORE, BE IT RESOLVED, that the filing and effectiveness of each Share Increase Amendment and the filing and effectiveness of the Reverse Split Amendment are the purported defective corporate acts to be ratified hereby;

RESOLVED, FURTHER, that (i) the time of the filing and effectiveness of 2011 Share Increase Amendment was July 26, 2011, at 4:08 p.m. (Eastern Time), (ii) the time of the filing and effectiveness of 2013 Share Increase Amendment was June 28, 2013, at 4:56 p.m. (Eastern Time), (iii) the time of the filing and effectiveness of 2015 Share Increase Amendment was June 19, 2015, at 2:23 p.m. (Eastern Time), (iv) the time of the filing and effectiveness of 2016 Share Increase Amendment was October 17, 2016, at 10:00 a.m. (Eastern Time), and (v) the time of the filing and effectiveness of the Reverse Split Amendment was November 2, 2016, at 10:00 a.m. (Eastern Time);

RESOLVED, FURTHER, that the potential failure of authorization in respect of each Share Increase Amendment and the Reverse Split Amendment is that the vote of the Corporation’s stockholders in favor of the proposal to adopt each Share Increase Amendment and the Reverse Split Amendment may not have been tabulated in conformity with the disclosure set forth in the proxy statement for the applicable annual meeting of stockholders (and the additional potential failure of authorization of the Reverse Split Amendment is that the Reverse Split Amendment filed with the Secretary of State differed from the form of amendment set forth in the proxy statement for the 2016 Special Meeting and may not have been approved in accordance with Section 242 of the General Corporation Law);

RESOLVED, FURTHER, that, pursuant to and in accordance with Section 204 of the General Corporation Law, the ratification of the filing and effectiveness of each Share Increase Amendment and the Reverse Split Amendment be, and hereby is, approved, adopted and confirmed in all respects;

RESOLVED, FURTHER, that the officers of the Corporation be, and each hereby is, authorized, empowered and directed, for and on behalf of the Corporation, to submit the proposal to adopt the ratification of the foregoing purported defective corporate acts at a Special Meeting (as the same may be adjourned and/or postponed, the “Special Meeting”) of the Corporation’s stockholders, which meeting shall be held on July 6, 2017, at 9:00 a.m. (local time) at 2010 Crow Canyon Place, San Ramon, CA 94583 (unless the Board fixes another date, time and place), and are further directed to provide notice of the Special Meeting in accordance with Section 204(d) of the General Corporation Law to the stockholders entitled to vote thereon and to all other holders entitled to notice thereunder;

RESOLVED, FURTHER, that the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting shall be the close of business on June 1, 2017 (unless the Board subsequently fixes a different record date for such purposes);

RESOLVED, FURTHER, that the Board hereby recommends that the stockholders entitled to vote thereon approve the ratification of the filing and effectiveness of each Share Increase Amendment and the Reverse Split Amendment;

RESOLVED, FURTHER, that, subject to the approval of the ratification of the filing and effectiveness of each Share Increase Amendment and the Reverse Split Amendment by the requisite vote of the holders of Common Stock entitled to vote thereon, the officers of the Corporation be, and each hereby is, authorized, empowered and directed, for and on behalf of the Corporation, to execute and file or cause to be filed with the Secretary of State a Certificate of Validation in respect of the ratification of each such act, with each such certificate containing such information and being in such form as is prescribed by Section 204 of the General Corporation Law;

RESOLVED, FURTHER, that the officers of the Corporation be, and each hereby is, authorized, empowered and directed, for and on behalf of the Corporation, to take any and all actions, to negotiate for and enter into agreements and amendments to agreements, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Corporation, all such certificates, instruments, agreements or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the purpose and intent of, or consummate the transactions contemplated by the foregoing resolutions and/or all of the transactions contemplated therein or thereby (including, without limitation, causing notice of the Special Meeting to be given to the stockholders and other persons entitled thereto under Section 204 of the General Corporation Law, preparing and distributing a proxy statement for the Special Meeting, and retaining proxy solicitors and other meeting advisors), the authorization therefor to be conclusively evidenced by the taking of such action or the execution and delivery of such certificates, instruments, agreements or documents; and

RESOLVED, FURTHER, that the Board may abandon the ratification of any purported defective corporate act identified herein, whether before or after stockholder approval thereof and without further action thereby, at any time prior to the validation effective time (as defined in Section 204(h) of the General Corporation Law) of such act.

APPENDIX B – SECTIONS 204 AND 205 OF THE DGCL

§ 204 Ratification of defective corporate acts and stock

(a) Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title.

(b)(1) In order to ratify 1 or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating:

(A) The defective corporate act or acts to be ratified;

(B) The date of each defective corporate act or acts;

(C) If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued;

(D) The nature of the failure of authorization in respect of each defective corporate act to be ratified; and

(E) That the board of directors approves the ratification of the defective corporate act or acts.

Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders. The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required.

(2) In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating:

(A) The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation;

(B) The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and

(C) That the ratification of the election of such person or persons as the initial board of directors is approved.

(c) Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless:

(1) No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation, or of any plan or agreement to which the corporation is a party, would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and

(2) Such defective corporate act did not result from a failure to comply with § 203 of this title.

(d) If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraph (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time. At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that:

(1) If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required;

(2) The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and

(3) In the event of a failure of authorization resulting from failure to comply with the provisions of § 203 of this title, the ratification of the defective corporate act shall require the vote set forth in § 203(a)(3) of this title, regardless of whether such vote would have otherwise been required.

Shares of putative stock on the record date for determining stockholders entitled to vote on any matter submitted to stockholders pursuant to subsection (c) of this section (and without giving effect to any ratification that becomes effective after such record date) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act.

(e) If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, then, whether or not a certificate was previously filed in respect of such defective corporate act and in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with § 103 of this title. A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue. The certificate of validation shall set forth:

(1) Each defective corporate act that is the subject of the certificate of validation (including, in the case of any defective corporate act involving the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued), the date of such defective corporate act, and the nature of the failure of authorization in respect of such defective corporate act;

(2) A statement that such defective corporate act was ratified in accordance with this section, including the date on which the board of directors ratified such defective corporate act and the date, if any, on which the stockholders approved the ratification of such defective corporate act; and

(3) Information required by 1 of the following paragraphs:

a. If a certificate was previously filed under § 103 of this title in respect of such defective corporate act and no changes to such certificate are required to give effect to such defective corporate act in accordance with this section, the certificate of validation shall set forth (x) the name, title and filing date of the certificate previously filed and of any certificate of correction thereto and (y) a statement that a copy of the certificate previously filed, together with any certificate of correction thereto, is attached as an exhibit to the certificate of validation;

b. If a certificate was previously filed under § 103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth (x) the name, title and filing date of the certificate so previously filed and of any certificate of correction thereto, (y) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (z) the date and time that such certificate shall be deemed to have become effective pursuant to this section; or

c. If a certificate was not previously filed under § 103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, the certificate of validation shall set forth (x) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (y) the date and time that such certificate shall be deemed to have become effective pursuant to this section.

A certificate attached to a certificate of validation pursuant to paragraph (e)(3)b. or c. of this section need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section.

(f) From and after the validation effective time, unless otherwise determined in an action brought pursuant to § 205 of this title:

(1) Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and

(2) Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued.

(g) In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to §§ 13, 14 or 15(d) [15 U.S.C. §§ 78m, 77n or 78o(d)] of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to § 228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to § 228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under § 228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting other than any stockholder who approved the action by consent in lieu of a meeting pursuant to § 228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§ 222 and 228, 229, 230, 232 and 233 of this title.

(h) As used in this section and in § 205 of this title only, the term:

(1) “Defective corporate act” means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter, but is void or voidable due to a failure of authorization;

(2) “Failure of authorization” means: (i) the failure to authorize or effect an act or transaction in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation, or any plan or agreement to which the corporation is a party, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer;

(3) “Overissue” means the purported issuance of:

a. Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or

b. Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation;

(4) “Putative stock” means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that:

a. But for any failure of authorization, would constitute valid stock; or

b. Cannot be determined by the board of directors to be valid stock;

(5) “Time of the defective corporate act” means the date and time the defective corporate act was purported to have been taken;

(6) “Validation effective time” with respect to any defective corporate act ratified pursuant to this section means the latest of:

a. The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section;

b. Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and

c. The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with § 103 of this title.

(7) “Valid stock” means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title.

In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to § 205 of this title.

(i) Ratification under this section or validation under § 205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under § 205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable.

79 Del. Laws, c. 72, § 4; 80 Del. Laws, c. 40, § 8.;

§ 205 Proceedings regarding validity of defective corporate acts and stock

(a) Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to § 204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to § 204 of this title, the Court of Chancery may:

(1) Determine the validity and effectiveness of any defective corporate act ratified pursuant to § 204 of this title;

(2) Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to § 204 of this title;

(3) Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to § 204 of this title;

(4) Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and

(5) Modify or waive any of the procedures set forth in § 204 of this title to ratify a defective corporate act.

(b) In connection with an action under this section, the Court of Chancery may:

(1) Declare that a ratification in accordance with and pursuant to § 204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court;

(2) Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court;

(3) Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to § 204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order, provided that the filing date of such instrument shall be determined in accordance with § 103(c)(3) of this title;

(5) Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with § 204 of this title;

(6) Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock;

(7) Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under § 227 of this title with respect to such a meeting;

(8) Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine;

(9) Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and

(10) Make such other orders regarding such matters as it deems proper under the circumstances.

(c) Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action.

(d) In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following:

(1) Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation;

(2) Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid;

(3) Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and

(5) Any other factors or considerations the Court deems just and equitable.

(e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section.

(f) Notwithstanding any other provision of this section, no action asserting:

(1) That a defective corporate act or putative stock ratified in accordance with § 204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or

(2) That the Court of Chancery should declare in its discretion that a ratification in accordance with § 204 of this title not be effective or be effective only on certain conditions,

may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to § 204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with § 204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to § 204(d) or (g) of this title, but to whom such notice was not given.

79 Del. Laws, c. 72, § 5; 80 Del. Laws, c. 40, § 9.;

Electronic Voting Instructions You can vote by Internet or Telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by [•] [Pacific Time], on [•], 2017 Vote by internet • Go to www.envisionreports.com/GALE • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ? Special Meeting Proxy Card ?IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.? A Proposals – THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 – 6 ? 1. To ratify the filing and effectiveness of the certificate of amendment to our amended and restated certificate of incorporation (as amended) (our “Certificate of Incorporation”) filed with the Secretary of State of the State of Delaware on July 26, 2011 and the increase in the number of shares of authorized common stock effected thereby (the “2011 Share Increase Amendment Ratification”). For Against Abstain ? ? ? 4. To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 17, 2016 and the increase in the number of shares of authorized common stock effected thereby (the “2016 Share Increase Amendment Ratification” and, together with the 2011 Share Increase Amendment Ratification, the 2013 Share Increase Amendment Ratification, the 2015 Share Increase Amendment Ratification and the 2016 Share Increase Amendment Ratification, the “Share Increase Amendment Ratifications”). For Against Abstain ? ? ? 2. To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State of the State of Delaware on June 28, 2013 and the increase in the number of shares of authorized common stock effected thereby (the “2013 Share Increase Amendment Ratification”). ? ? ? 5. To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State of the State of Delaware on November 2, 2016 and the 1-for-20 reverse stock split effected thereby (the “Reverse Stock Split Amendment Ratification” and, together with the Share Increase Amendment Ratifications, the “Ratifications”). ? ? ? 3. To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State of the State of Delaware on June 19, 2015 and the increase in the number of shares of authorized common stock effected thereby (the “2015 Share Increase Amendment Ratification”). ? ? ? 6. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the Ratifications. B Non-Voting Items Change of Address – Please print your new address below. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. ? C Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below Please sign exactly as name(s) appears hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person. Date (mm/dd/yyyy) – Please print date below. Signature 1 – Please keep signature within the box. Signature 2 – Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Galena Biopharma, Inc. PROXY FOR 2017 SPECIAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF GALENA BIOPHARMA, INC. AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO ITS EXERCISE. The undersigned stockholder of Galena Biopharma, Inc., a Delaware corporation, acknowledges receipt of the Notice of Special Meeting and Proxy Statement, each dated [•], 2017. The undersigned stockholder hereby also designates Stephen F. Ghiglieri and Thomas J. Knapp, or any of them, as proxies and attorneys-in-fact, with full power to each other of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2017 Special Meeting of Stockholders of Galena Biopharma, Inc. to be held on [•], 2017, at 9:00 a.m. local time, at 2010 Crow Canyon Place, 1st Floor, San Ramon, CA 94583, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side. THE SHARES PRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1-6, AND AS SAID PROXIES (OR ANY OF THEM) DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1-6. CONTINUED AND TO BE SIGNED ON REVERSE SIDE LEGAL_US_W # 90064998.8 LEGAL_US_W # 90064998.8